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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 18, 2004

                                   ----------

                                 VIRTGAME CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                   ----------

          Delaware                    000-29800                  33-0716247
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                          6969 Corte Santa Fe, Suite A
                           San Diego, California 92121
                    (Address of principal executive offices)

                                 (858) 373-5001
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 4.02   Non-Reliance on Previously Issued Financial Statements or a
            Related Audit Report or Completed Interim Review.

         (a) In reviewing our financial statements in connection with the preparation of our Form 10-QSB for the quarter ended September 30, 2004, our new management elected to reverse $481,740 of revenue recognized in the quarter ending March 31, 2004, and $60,217 of revenue recognized in the quarter ending June 30, 2004 relating to a single contract. Certain payables and receivables attributed to this contract have also been adjusted. This change is not a reflection on the quality of the agreement as we are continuing to conduct business with this customer and expect to receive full payment in accordance with the agreed contract terms.

         As a result of the foregoing determination, on November 18, 2004, our board of directors and senior management concluded that the previously issued financial statements contained in our Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 2004 and June 30, 2004 should no longer be relied upon.

         We intend to file amendments to the Forms 10-QSB for the quarters ending March 31, 2004, and June 30, 2004, reflecting all necessary adjustments. Our Quarterly Report for the quarter ended September 30, 2004 reflects the necessary changes, and the cumulative amounts presented incorporate the restatements to be included in the upcoming amendments to our Quarterly Reports for the quarters ended March 31, 2004 and June 30, 2004. In conjunction with the effective implementation of the contract referred to above, we will begin recognizing revenue on the contract in the quarter ending December 31, 2004.

         Our board of directors has discussed with our independent accountants the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 22, 2004                              VIRTGAME CORP.

                                               /s/ Mark Newburg
                                               -----------------
                                               Mark Newburg,
                                               President